Exhibit 99.1

DRONE AVIATION HOLDING CORP. (OTCQB: DRNE ) Investor Presentation April 2019

F ORWARD - L OOKING S TATEMENT Certain information and statements in this presentation constitute forward - looking statements . Words such as forecast, project, intend, expect, should, would, could, may, will, anticipates, believes, plans and other similar expressions and all statements which are not historical facts are considered forward - looking statements or information . These statements are based on DRNE’s current expectations, estimates, forecasts and projections about, among other things, the development and capabilities of its products, the operating environment, economies and markets in which the Company and its subsidiaries operate . These forward - looking statements involve and are subject to important known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict, any of which could cause the Company to not achieve some or all of its goals or the Company's previously reported actual results and performance (finance or operating) to change or differ from future results, performance (financing and operating) or achievements, including those expressed or implied by such forward - looking statements . For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10 - K, the Quarterly Reports on Form 10 - Q and the other securities filings of the Company with the SEC . The Company assumes no, and hereby disclaims any, intention or obligation to update or revise any forward - looking statements contained in this presentation, whether as a result of new information, future events or otherwise . 1

▪ Developer of tethered aerial platforms currently serving tier - one government customers : ― DoD (Army) ― DHS (Customs and Border Protection) ▪ Highly Experienced Leadership and SME’s ― Jay H . Nussbaum, Chairman and CEO leveraging over 40 years' experience gained at Xerox, Oracle and Agilex ― David V . Aguilar, Director, former Deputy Commissioner of CBP ― John E . Miller, Director, LT . General, US Army (Ret . ) I NTRODUCTION TO D RONE A VIATION (DRNE) 2 Focused on Serving the Needs of National Security, Our Warfighters and Those Protecting Our Nation’s Borders

C ORE M ARKETS AND M ISSIONS ▪ Department of Defense ― 10 years of development and “hands on” operations with the Army ― Extending battlefield communications at the tactical edge, on - the - move ― Systems deployed to provide multi - mission capability: mobile communications range extension and situational awareness ― Proven product performance driving repeat WASP purchases by Army units ▪ Homeland Security ― Providing Agent desired solutions on the Southwest border ― Mobile, persistent, cost - effective, silent aerial solutions for day/night protection ― “Eye in the Sky” for illegal activity, drug interdiction and migratory protection ― Proven product performance driving initial WASP order by CBP Prime Contractor 3

Flagship Product - WASP

Enabling Cost Effective Communications and Real-Time Situational Awareness - Mobile, Persistent, Silent

- **WASP Tactical Aerostat**
  - A highly mobile, tactical aerostat system for week long durations on single load
  - Unique, simple to use, requires only two operators and supports a variety of payloads including 40km range communications, 10km ISR and SIGINT
  - +10 years of testing and operations yields Multi-mission Capabilities at the Edge

- **WASP Lite**
  - A compact, suitcase based, miniature aerostat system
  - Highly mobile, designed to be setup and deployed virtually anywhere from the bed of pickup to a rooftop while anchored or moored
  - Supports a wide range of lighter payloads: ISR, communications, SIGINT

Products Built on Proprietary Tether Hardware, Software and Systems Technology and Expertise









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Massive Aerostats Free Flying Drones ▪ Very Expensive (Billions Spent) ▪ Complex install and Operations ▪ Large Support Staff ▪ Stationary, Not Mobile or Agile ▪ Weather Sensitive ▪ Cheap (Best Buy, Amazon) ▪ Short Flight Time (minutes) ▪ Small Payload ( GoPro ) ▪ Unrestrained Flight GAP Our Patented Tether System – a ‘smart leash’ that provides persistent , reliable control, power and communications ▪ 10 + years of experience and proprietary technology powers our “Armored” tether ▪ Tether - based systems provides FAA compliance and benefits for military, border and law enforcement operations for stationary and mobile applications WASP M ARKET T RANSFORMATION 5

Southwest Border - National Crisis

- **Vast Areas to Monitor – Over 1,950 mile border**
  - Challenging operational environment (rivers, mountains, vegetation)
  - Rough Terrain compounded with austere environment includes dust, high heat and windy conditions
- **Current Monitoring Solutions**
  - Agents on foot, horses, vehicles, planes, helicopters, vessels
  - Aerial surveillance (helicopters, aircraft, drones) lack persistence, costly
  - Current use of large, immobile aerostats expensive and static; non-mobile
- **Organized Criminal Activity Increasing**
  - Drug cartels and smugglers are adapting to current challenges and increasing in volume
  - Adopting consumer technology including drones to monitor law enforcement movements and operations from long distance





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T HE S OLUTION : D RONE A VIATION WASP ▪ Capability ― Silent persistent operations ― Advanced payloads • Advanced, stabilized optics L - 3 • Target tracking and identification ― Quick launch and recovery ― Mobile and agile ― Designed to operate in harsh and austere environments where other systems have to cease operating ▪ Affordability ― Agent operated/small support staff ― Low acquisition and operating costs 7

CBP & B ORDER O PPORTUNITIES ▪ Increased Focus on Border Security – Current administration has made SW border a priority – Approved budget allocates significant funding to border security ▪ Initial Border Sector Deployment – WASP – Upgrading existing surveillance systems with WASP – Initial deployment of six systems in single southern border sector starting in 3 RD quarter 2019 – Interest growing for CBP/additional sectors ▪ Border Expansion – 20 CBP Sectors – Initial sector deployment on southern border – 9 SW sectors along three states (Texas, Arizona, California) responsible for U.S. southern border – Managed services and Field Support Representatives (FSR) support for field agents 8 20 U.S. Border Sectors 9 SW Border Sectors

Recent Developments

- **Growing Federal Momentum and Pipeline Building**
  - DRNE Completes Training U.S. Army Unit on Next Gen $1.7M WASP – *Jan 2019*
  - DRNE Increases Production Capacity Through a New Partnership with an Established ISO 9001-certified Contract Manufacturer & Planned Expansion of Operations in Florida – *Jan 2019*
  - **DRNE Selected by Prime Contractor for Exclusive Relationship Under IDIQ; Initial $3.8 Million Award in support of DHS/CBP - *Jan 2019***
  - Secured $4 Million Common Stock Private Placement – *Jan 2019*
  - DRNE Eliminates Over 70% of Existing Debt, Supporting Planned Growth - *Dec 2018*
  - SAP NS2 Collaborates with Drone Aviation to Integrate Distributed Drone-Based Video into its Software Security Platform - *Oct 2018*
  - DRNE Delivers $1.7 Million WASP Tactical Aerostat Contract for U.S. DoD - *Oct 2018*
  - DRNE Delivers $800K Enhanced WASP Aerostat Contract to U.S. DoD - *Feb 2018*

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C ORPORATE TRANSFORMATION ▪ Re - Structured the Company + $ 12 M in new equity capital, cleaned cap table, no preferred stock OS, no convertible debt, no ratchet warrants, retained key legal and audit experts, built Board of SMEs in key markets ▪ Jay H . Nussbaum, Chairman, CEO & Investor Over 40 years in government and technology sales and management ▪ Dan Erdberg, President Over 20 years' experience in the technology and capital markets ▪ Kevin M . Hess, Co - Founder and Chief Technology Officer Co - founder and lead inventor and technology architect for over 30 years ▪ Reginald Brown, Chief of Staff More than 35 years in sales, management, information technology business consulting ▪ David V . Aguilar, Director Former Commissioner of U . S . Customs and Border Protection ▪ John E . Miller, Lieutenant General, US Army (Retired), Director Former Commander of TRADOC the US Army and President at L - 3 Corporation ▪ Tim Hoechst, Director 30 years in Government Information Technology (IT), senior leadership, technical strategy ▪ Robert Guerra, Director 50 - year career includes senior executive management serving the Federal Government 10

2019 F OCUS A REAS ▪ Expand Wedges into Defense and Homeland Customers ― Continue to collaborate with the Army on WASP development bringing new capabilities to the soldier ― Capitalize on opportunities created by challenges facing Homeland Security/CBP that demand persistent situational awareness 11 ▪ Scale Our Manufacturing ― Partner with facilities, expand Florida operations, build key personnel, to meet demand of current, new and future customers ― Continue to recruit subject matter expertise – system integration, R&D, data analytics, government contracting ▪ Integration of Managed Services Solution ― Integrate managed services business model with the potential to produce recurring, predictable revenue ▪ Integration of Big Data Analytics Solution ― Create turnkey offering with real - time cloud computing, machine learning and Artificial Intelligence by forming and deepening relationships with key technology leaders serving the Federal Government and DoD

I NVESTMENT S UMMARY ▪ Focused on serving tier - one national security and defense customers with unique aerial solutions ▪ Precipitous transformation resulting from converging factors ▪ Over $12M invested through private placement to accredited investors ▪ 10+ years of innovation in product and technology beginning to drive sales momentum through new awards and repeat orders anchored by $3.8 million DHS/CBP contract in January 2019 and recent $1.7M Army delivery in Q4 2018. ▪ Self - funded with clean capital structure, insiders investing ▪ Capital market strategy includes National Market listing and key partnerships 12

C OMPANY M ETRICS ** Excludes outstanding $2M revolving line of credit Drone Aviation Holdings Corporation (OTCQB: DRNE) Stock Price (3/22/19) : $1.00 52 Week Range: $0.36 - $2.00 Market Capitalization: $28 M Shares Outstanding*: 28 M Inside Ownership: 82.2% Convertible Debt**: $0 * As of March 22, 2019 Headquarters – Jacksonville, FL Number of Fulltime Employees – 16 Excluding part - time and contractors Website - www.droneaviationcorp.com 13

Company Contact Dan Erdberg, President DRONE AVIATION (DRNE) derdberg@droneaviationcorp.com Investor Relations Bret Shapiro CORE IR Tel: 561.479.8566 brets@coreir.com Investor Relations Steve Gersten Director, Investor Relations Tel: 813. 334.9745 investors@Droneaviationcorp.com